Exhibit 10.22




                              VOTING AGREEMENT


          VOTING AGREEMENT dated as of August ___, 1995 (the "Agreement") among Piedmont Management Company Inc. ("Piedmont"), a Delaware corporation, and the holders of the shares (the "Chartwell Shares") of common stock, par value $.01 per share, of Chartwell Re Corporation ("Chartwell"), a Delaware corporation, listed on the signature pages hereof (the "Stockholders").

          WHEREAS, in order to induce Piedmont to enter into an agreement and plan of merger with Chartwell dated as of the date hereof (the "Merger Agreement"), Piedmont has requested that each of the Stockholders, and each of the Stockholders has agreed to enter, into this Agreement.

          Capitalized terms used but not defined herein have the respective meanings set forth in the Merger Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

                                 ARTICLE I

                                   VOTING

          SECTION 1.1  Agreement to Vote.  (a)  Each of the Stockholders
                       -----------------
hereby agrees that during the time that this Agreement is in effect, at any meeting of the stockholders of Chartwell, however called, and in any action by written consent of the stockholders of Chartwell, such Stockholder shall:

          (i) vote any Chartwell Shares presently owned by such Stockholder and any additional Chartwell Shares acquired by such Stockholder (whether by purchase or otherwise) after the date of this Agreement (collectively, the "Stockholder Shares") in favor of the Merger, the Merger Agreement, as amended from time to time, and the transactions contemplated by the Merger Agreement, including in favor of the Chartwell Vote Items; and

          (ii) vote any Stockholder Shares against any proposal for any recapitalization, merger, sale of assets or other business combination between Chartwell and any person or entity (other than the Merger Agreement) and any other action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of Chartwell under the Merger Agreement (including the Exhibits thereto) or which is reasonably likely to result in any conditions to Chartwell's obligations under the Merger Agreement not being fulfilled.

          (b) The obligations of each of the Stockholders to vote its respective Stockholder Shares in accordance with Section 1.1(a) of this Agreement shall terminate if either the Section 5.12(a) Fee or the Section 5.12(b) Fee is payable under the Merger Agreement.

          SECTION 1.2.  Trust Stockholders.  For any Stockholder which is
                        ------------------
designated as a trust in Exhibit B hereto (collectively, the "Trust Stockholders"), the obligation of such Stockholder to vote its Stockholder Shares in accordance with Section 1.1(a) of this Agreement shall terminate if any change which is materially adverse to the Stockholder shall be made to the terms or conditions of the Merger Agreement or the transactions contemplated thereby or if any waiver shall have been given by Chartwell with respect to any material condition of the Merger, the effect of which is materially adverse to the Stockholders.


                                 ARTICLE II

             REPRESENTATIONS AND WARRANTIES OF EACH SHAREHOLDER

          Each of the Stockholders represents and warrants, severally and not jointly, to Piedmont that:

          SECTION 2.1  Authority Relative to this Agreement.  Such
                       ------------------------------------
Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If the Stockholder is a corporate or trust entity, the execution and delivery of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors or other governing body of such Stockholder, and no other corporate or other proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by such Stockholder constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

          SECTION 2.2  No Conflicts.  (a)  The execution and delivery of
                       ------------
this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder will not, (i) where such Stockholder is a corporate or trust entity, conflict with or violate the organizational documents of such Stockholder, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Stockholder or by which such Stockholder Shares are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of such Stockholder Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or such Stockholder Shares are bound or affected, except, in the case of clauses (i), (ii) and
(iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by such Stockholder of its obligations under this Agreement.

          (b) The execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Stockholder of its obligations under the Agreement.

          SECTION 2.3  Title to the Shares.  As of the date hereof, such
                       -------------------
Stockholder is the record and, except for the Trust Stockholders or as otherwise indicated on Exhibit B, the beneficial owner of such Stockholder Shares listed opposite the name of such Stockholder on Exhibit B hereto. Such Stockholders Shares set forth opposite the name of such Stockholder on Exhibit B hereto are the only Stockholder Shares owned by such Stockholder. The Stockholder Shares of such Stockholder are, or, if acquired after the date hereof, will be, owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Stockholder's voting rights, charges and other encumbrances of any nature whatsoever, except that (i) the Stockholder Shares held by Trust Stockholders are held subject to the applicable trust documents and (ii) certain of the Stockholder Shares are subject to the Stockholders Agreement, dated as of December 31, 1992, among Chartwell and the security holders named in the Schedule of Holders attached thereto, the Individual Stockholders Agreement, dated as of December 31, 1992, between Chartwell and John Sagan and the Individual Stockholders Agreement, dated as of March 6, 1992, among Chartwell, Wand/Chartwell Investments L.P., Michigan Mutual Insurance Company and the individuals listed on Schedule I thereto, which, in each case subject to Section 1.2, will not prevent or delay the performance by such Stockholder of its obligations under this Agreement. Such Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Stockholder Shares.

                                ARTICLE III

                       COVENANTS OF EACH STOCKHOLDER

          Each of the Stockholders hereby covenants and agrees that:

          SECTION 3.1.  No Encumbrances on Stockholder Shares.  Except
                        -------------------------------------
pursuant to the terms of this Agreement or the Merger Agreement, for so long as such Stockholder is obligated to vote such Stockholder's Stockholder Shares in accordance with Section 1.1(a) hereof, such Stockholder shall not directly or indirectly sell, convey or transfer record or beneficial ownership of any such Stockholder Shares by any means whatsoever to any other Person, except with the consent of Piedmont; provided that Trust Stockholders may transfer ownership of Stockholder
- --------
Shares as required by applicable governing instruments if the transferee of any Stockholder Shares shall, prior to such transfer, execute a counterpart to this Agreement and shall have agreed to be bound by the terms of this Agreement, including, but not limited to, the obligation to vote the Stockholder Shares in accordance with Section 1.1(a). Subject to the foregoing, the Stockholders shall not (without limitation), directly or indirectly (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the Stockholder Shares or (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Stockholder Shares during the term of this Agreement.


                                 ARTICLE IV

                               MISCELLANEOUS

          SECTION 4.1.  Expenses.  All costs and expenses incurred in
                        --------
connection with this Agreement shall be paid by the party incurring such cost or expense.

          SECTION 4.2.  Further Assurances.  Each of the Stockholders will
                        ------------------
execute and deliver or cause to be executed and delivered all further documents and instruments and use its best efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby.

           SECTION 4.3.  Additional Agreements.  Subject to the terms and
                         ---------------------
conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement, to obtain all necessary waivers, consents and approvals and effect all necessary registrations and filings, and submission of information requested by governmental authorities, and to rectify any event or circumstances which could impede consummation of the transactions contemplated hereby.

          SECTION 4.4.  Specific Performance.  The parties hereto agree
                        --------------------
that Piedmont would be irreparably damaged if for any reason the Stockholders failed to perform any of their obligations under this Agreement, and that Piedmont would not have an adequate remedy at law for money damages in such event. Accordingly, Piedmont shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by the Stockholders. This provision is without prejudice to any other rights that Piedmont may have against the Stockholders for any failure to perform their obligations under this Agreement.

          SECTION 4.5.  Action in Stockholder Capacity Only.  Each of the
                        -----------------------------------
Stockholders makes no agreement or understanding herein as director or officer of Chartwell. Each of the Stockholders signs solely in his capacity as a recordholder and, except for the Trust Stockholders, or as otherwise indicated on Exhibit B, beneficial owner of the Stockholder Shares of such Stockholder, and nothing herein shall limit or affect any actions taken in his capacity as officer or director of Chartwell.

          SECTION 4.6.  Notices. All notices, requests, claims, demands and
                        -------
other communications hereunder shall be deemed to have been duly given when delivered in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

          SECTION 4.7.  Amendments; Termination.  (a) This Agreement may
                        -----------------------
not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by Piedmont and any Stockholders adversely affected thereby.

          (b) This Agreement shall terminate on the earlier to occur of (i) the date of the termination of the Merger Agreement in accordance with its terms or (ii) the Effective Time of the Merger.

          SECTION 4.8.  Successors and Assigns; Third Party Beneficiary.
                        -----------------------------------------------
The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of Piedmont and the transferring Stockholder, provided that Trust Stockholders may assign, delegate or otherwise transfer such rights or obligations in connection with any transfer pursuant to Section 3.1 as required under applicable governing instruments, provided that the assignee, delegatee, or transferee shall be required to execute a counterpart to this Agreement, and shall agree to be bound by the terms of this Agreement including, but not limited to, the obligation to vote the Stockholder Shares in accordance with
Section 1.1(a).

          SECTION 4.9.  Governing Law. (a) This Agreement shall be governed
                        -------------
by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflict of law.

          SECTION 4.10.  Counterparts; Effectiveness.  This Agreement may
                         ---------------------------
be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective with respect to Piedmont and any Stockholder when Piedmont and such Stockholder shall have received counterparts hereof signed by Piedmont and such Stockholder.

          SECTION 4.11.  Entire Agreement.  This Agreement constitutes the
                         ----------------
entire agreement between Piedmont and each Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Piedmont and each Stockholder with respect to the subject matter hereof.

          SECTION 4.12.  Severability.  If any term or other provisions of
                         ------------
this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible; provided, however, that any such
                                --------
determination will not relieve any of the parties hereto of liability for breach of any warranty or representation set forth herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              PIEDMONT MANAGEMENT COMPANY INC.


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              Address:  80 Maiden Lane
                                        New York, NY 10038.



                              ________________________________
                              JOHN SAGAN

                              Address:  Mr. John Sagan
                                        22149 Long Boulevard
                                        Dearborn, MI  48124


                              SWISS AMERICAN CORPORATION


                              By:___________________________
                                 Name:  Salvatore R. DiDonna
                                 Title: Secretary

                              Address:  Mr. Salvatore R. DiDonna
                                        Swiss American Corporation
                                        100 Wall Street
                                        New York, NY  10005

                              VIRGINIA RETIREMENT SYSTEM

                              By: Brinson Partners, Inc.
                                    under Power of Attorney


                              By:___________________________
                                 Name:  Robert D. Blank
                                 Title: Partner

                              Address:  Mr. Robert D. Blank
                                        Brinson Partners, Inc.
                                        209 South LaSalle
                                        12th Floor
                                        Chicago, IL  60604


                              BRINSON TRUST COMPANY, AS
                                TRUSTEE OF THE INSTITUTIONAL
                                VENTURE CAPITAL FUND II


                              By:___________________________
                                 Name:  Robert D. Blank
                                 Title: Partner

                              Address:  Mr. Robert D. Blank
                                        Brinson Partners, Inc.
                                        209 South LaSalle
                                        12th Floor
                                        Chicago, IL  60604

                              CANAAN CAPITAL LIMITED
                                PARTNERSHIP

                              By:  Canaan Capital Management L.P.


                              By:___________________________
                                 Name:  Stephen L. Green
                                 Title: General Partner

                              Address:  Mr. Stephen L. Green
                                        Canaan Partners
                                        105 Rowayton Avenue
                                        Rowayton, CT  06853


                              CANAAN CAPITAL OFFSHORE
                                LIMITED PARTNERSHIP C.V.

                              By:  Canaan Capital Management L.P.



                              By:___________________________
                                 Name:  Stephen L. Green
                                 Title: General Partner

                              Address:  Mr. Stephen L. Green
                                        Canaan Partners
                                        105 Rowayton Avenue
                                        Rowayton, CT  06853

                              YEOMAN LIMITED


                              By:___________________________
                                 Name:
                                 Title:

                              Address:  Mr. Gregory Kopchinsky
                                        c/o Canaan Partners
                                        105 Rowayton Avenue
                                        Rowayton, CT  06853


                              QUAI LIMITED


                              By:___________________________
                                 Name:
                                 Title:

                              Address:  Mr. Gregory Kopchinsky
                                        c/o Canaan Partners
                                        105 Rowayton Avenue
                                        Rowayton, CT  06853


                              BELJAM HOLDINGS LTD.


                              By:___________________________
                                 Name:
                                 Title:

                              Address:  Mr. Gregory Kopchinsky
                                        c/o Canaan Partners
                                        105 Rowayton Avenue
                                        Rowayton, CT  06853

                              ________________________________
                              LESLIE ABBEY

                              Address:  Mr. Gregory Kopchinsky
                                        c/o Canaan Partners
                                        105 Rowayton Avenue
                                        Rowayton, CT  06853


                              ________________________________
                              JONATHAN ABBEY

                              Address:  Mr. Gregory Kopchinsky
                                        c/o Canaan Partners
                                        105 Rowayton Avenue
                                        Rowayton, CT  06853


                              MICHIGAN MUTUAL INSURANCE COMPANY


                              By:___________________________
                                 Name:  Donald R. Mandich
                                 Title: President

                              Address:  Mr. Donald R. Mandich
                                        Michigan Mutual Insurance Company
                                        25200 Telegraph Road
                                        Southfield, MI  48086

                              STATE TREASURER OF THE STATE
                              OF MICHIGAN CUSTODIAN OF
                              PUBLIC SCHOOL EMPLOYEES'
                              RETIREMENT SYSTEM; STATE
                              EMPLOYEES' RETIREMENT SYSTEM;
                              MICHIGAN STATE POLICE
                              RETIREMENT SYSTEM; JUDGES'
                              RETIREMENT SYSTEM


                              By:____________________________
                                 Name:
                                 Title:

                              Address:  State of Michigan
                                        Department of Treasury
                                        Treasury Building
                                        430 West Allegan
                                        Lansing, MI  48992


                              FIMA FINANCE MANAGEMENT INC.


                              By:___________________________
                                Name:
                                Title:

                              Address:  Mr. Gian Andrea Botta
                                        FIMA Finance Management Co.
                                        c/o EXOR America Inc.
                                        375 Park Avenue
                                        New York, NY  10152

                              FOREIGN & COLONIAL ENTERPRISE
                                TRUST PLC


                              By:___________________________
                                 Name:
                                 Title:

                              Address:  Ms. Cecilia Astrup
                                        Foreign & Colonial Ventures
                                        8th Floor
                                        Exchange House
                                        Primrose Street
                                        London EC2A 2NY England


                              WAND/CHARTWELL INVESTMENTS L.P.

                              By:  WAND PARTNERS
                                    (CHARTWELL) L.P.
                                     General Partner

                              By:  WAND PARTNERS INC.
                                     General Partner


                              By:___________________________
                                 Name:  Bruce W. Schnitzer
                                 Title: Chairman

                              Address:  Mr. Bruce W. Schnitzer
                                        Wand Partners Inc.
                                        630 Fifth Avenue
                                        Suite 2435
                                        New York, NY  10111

                                                                  EXHIBIT A


Applicable if the Voting Agreement is executed by Trustee
- ---------------------------------------------------------

The Trustee listed on the signature page to this Voting Agreement has executed this Voting Agreement as a Trustee of the following trusts:


THE INSTITUTIONAL VENTURE CAPITAL FUND II

                                                                  EXHIBIT B

                           Chartwell Common Stock
                         Owned by the Stockholders


                                COMMON STOCK

Stockholder                                                   No. of Shares
- -----------                                                   -------------

JOHN SAGAN                                                            9,404

SWISS AMERICAN CORPORATION                                          109,090

VIRGINIA RETIREMENT SYSTEM                                          636,362

BRINSON TRUST COMPANY, AS TRUSTEE
OF THE INSTITUTIONAL VENTURE
CAPITAL FUND III                                                     45,454

CANAAN CAPITAL LIMITED PARTNERSHIP                                   26,051

CANAAN CAPITAL OFFSHORE
  LIMITED PARTNERSHIP C.V.                                          217,419

YEOMAN LIMITED                                                        9,187

QUAI LIMITED                                                         32,156

BELJAM HOLDINGS LTD.                                                 22,969

LESLIE ABBEY                                                          6,890

JONATHAN ABBEY                                                        6,890

MICHIGAN MUTUAL INSURANCE COMPANY                                   742,746



- --------------------
     1    Indicates that Shares are held in trust or in a nominee capacity.

STATE TREASURER OF THE STATE OF MICHIGAN
CUSTODIAN OF PUBLIC SCHOOL EMPLOYEES'
RETIREMENT SYSTEM; STATE EMPLOYEES'
RETIREMENT SYSTEM; MICHIGAN STATE POLICE
RETIREMENT SYSTEM; JUDGES' RETIREMENT SYSTEM                        181,818

FIMA FINANCE MANAGEMENT INC.                                        681,818

FOREIGN & COLONIAL ENTERPRISE
  TRUST PLC                                                          56,818


WAND/CHARTWELL INVESTMENTS L.P.                                     911,926